                           OPPENHEIMER EMERGING TECHNOLOGIES FUND
                          Supplement dated August 14, 2006 to the
                Statement of Additional Information dated February 28, 2006

This supplement amends the Statement of Additional Information dated February 28, 2006.

The Statement of Additional Information is revised as follows:

   The table in Appendix A is deleted in its entirety and replaced with the following:

      The Fund's industry  classifications for purposes of its concentration policy are the sub-industries  delineated  in the Global  Industry  Classification  Standard  (GICS)
      categorization  scheme developed by Morgan Stanley Capital International Inc. (MSCI),
      as may be modified or amended by MSCI from time to time.

August 14, 2006                                                PX765.009